                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                              R.H. PHILLIPS, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 7, 2000
                                       BY
                        TOAST ACQUISITION COMPANY, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                             VINCOR HOLDINGS, INC.
                                AN AFFILIATE OF
                           VINCOR INTERNATIONAL INC.
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        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW
    YORK CITY TIME, ON WEDNESDAY, OCTOBER 4, 2000, UNLESS THE OFFER IS
    EXTENDED.
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                        The Depositary for the Offer is:
                               LASALLE BANK, N.A.

           BY MAIL OR                        BY FACSIMILE:                        BY HAND:
       OVERNIGHT DELIVERY:                LaSalle Bank, N.A.                  Bank of New York
       LaSalle Bank, N.A.          Attn: Corporate Trust Operations         Attn: Steve Guirlando
Attn: Corporate Trust Operations     135 So. LaSalle Street, Suite           101 Barclay Street
  135 So. LaSalle Street, Suite                  1811                            Main Lobby
              1811                         Chicago, IL 60603                 New York, NY 10286
        Chicago, IL 60603                 Fax #: 312-904-2236
                                     Confirmation #: 312-904-2450

    This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or if tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders". DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates (or who cannot comply with the book-entry transfer procedures on a timely basis) and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE. DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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                                            DESCRIPTION OF SHARES TENDERED
                                              (SEE INSTRUCTIONS 2 AND 4)
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                CERTIFICATE(S) TENDERED                       NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
     (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)                       (PLEASE FILL IN, IF BLANK)
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                    TOTAL NUMBER OF
                         SHARES
    CERTIFICATE*     REPRESENTED BY   NUMBER OF SHARES
     NUMBER(S)*     CERTIFICATE(S)*      TENDERED**
    ------------------------------------------------
    ------------------------------------------------
    ------------------------------------------------
    ------------------------------------------------
    ------------------------------------------------
    ------------------------------------------------
    ------------------------------------------------
    ------------------------------------------------
    TOTAL SHARES
  ------------------------------------------------------------------------------------------------------------------
  *   Need not be completed by Book-Entry Shareholders.
  **  Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Depositary are being tendered. See Instruction 4.
  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT
      TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
  Name(s) of Registered Holder(s)
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              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Toast Acquisition Company, Inc. ("Purchaser"), a California corporation, a wholly owned subsidiary of Vincor Holdings, Inc. and an affiliate of Vincor International Inc., the below-described shares of common stock, no par value (the "Shares") of R.H. Phillips, Inc. (the "Company"), a California corporation, pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $7.00 per Share, net to the seller in cash and without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 7, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer").

    Upon the terms and subject to the conditions of the Offer, and subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares and other securities issuable in respect thereof on or after September 7, 2000), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all such non-cash dividends, distributions, rights, other Shares and other securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such Shares (and any and all such non-cash dividends, distributions, rights, other Shares and other securities) or transfer ownership of such Shares (and any and all such non-cash dividends, distributions, rights, other Shares and other securities) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) present such Shares (and any and all such non-cash dividends, distributions, rights, other Shares and other securities) for transfer on the books of the Company and (iii) receive all benefits (including all dividends or distributions resulting from any stock split, combination, or exchange of Shares) and otherwise exercise all rights of beneficial ownership of such Shares (and any and all such non-cash dividends, distributions, rights, other Shares and other securities) all in accordance with the terms of the Offer.

    The undersigned irrevocably appoints Purchaser and any other designees of Purchaser as the attorney-in-fact and proxy of the undersigned, with full power of substitution, to exercise all voting and other rights with respect to any Shares tendered by the shareholder and accepted for payment by Purchaser (and any and all non-cash dividends, distributions, rights, other Shares and other securities issued or issuable in respect of such Shares on or after September 7, 2000). Any such power of attorney and proxy is coupled with an interest in the tendered Shares and is irrevocable and is granted in consideration of, and is effective upon, Purchaser's written notice to the Depositary of its acceptance for payment of such Shares in accordance with the terms of the Offer. Upon acceptance for payment pursuant to the Offer, all prior proxies given by the shareholder with respect to such Shares and other securities will, without further action, be revoked, and no subsequent proxies may be given, and if given, will not be effective. Purchaser and its designees will, with respect to the Shares and other securities, be empowered to exercise all voting and other rights of the shareholder as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's shareholders or by written consent or otherwise.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares and other securities issued or issuable in respect of such Shares on or after September 7, 2000) and that, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser the whole of any non-cash dividend, distribution or right issued to the undersigned on or after September 7, 2000, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer. Pending such remittance, Purchaser shall be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion. Purchaser reserves the right to require that, in order for shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares (including voting at any annual, special or adjourned meeting of the Company's shareholders, or by written consent or otherwise).

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors, administrators and trustees in bankruptcy of the undersigned. Except as stated in the Offer to Purchase, tenders of Shares are irrevocable.

    The undersigned understands that the valid tender of Shares (and acceptance for payment of such Shares) pursuant to any of the procedures described in "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including the undersigned's representation and warranty that such undersigned owns the Shares being tendered.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price for any Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) at the address(es) appearing under "Description of Shares Tendered." In the event that either the "Special Delivery Instructions" or the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. Book-entry Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of such Shares so tendered.

                                  INSTRUCTIONS
               FORMING PART OF TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program (each of the foregoing constituting an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has (have) not completed the instruction entitled "Special Payment Instruments" and/or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for delivery by book-entry transfer set forth in "The Tender Offer--Procedure for Tendering

Shares" of the Offer to Purchase. For a shareholder validly to tender Shares, certificates for all physically tendered Shares or any Book-Entry Confirmation (as defined in the Offer to Purchase), as the case may be, as well as a properly completed and duly executed Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase), or the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase.

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedure for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery for Shares pursuant to the guaranteed delivery procedures set forth in "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures,
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery for Shares substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date and (iii) the certificates (or a book-entry transfer confirmation) representing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal are received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase.

    THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES AND THE OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY ISSUED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares and for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate SIGNED schedule and attached hereto.

    4. PARTIAL TENDERS. If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or certificates for Shares not tendered or purchased are to be issued, to any person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person or persons other than the registered holder(s) of the certificate(s) listed, then the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificates. Signatures on certificates or stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

    6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name(s) of, and/or certificates for unpurchased or untendered Shares are to be issued to, a person(s) other than the signer(s) of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    7. STOCK TRANSFER TAXES. Purchaser will pay or cause to be paid any stock transfer taxes applicable with respect to the transfer and sale of purchased Shares to Purchaser pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    8. WAIVER OF CONDITIONS. Subject to the Merger Agreement, Purchaser reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

    9. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery for Shares and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Information Agent at its address set forth below or from your broker, dealer, commercial bank or trust company.

    10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the shareholder's social security or federal employer's identification number, on Substitute Form W-9, which is provided below. You must cross out item (2) in the Certification box on Substitute Form W-9 if you are subject to backup withholding. Failure to provide the information on the form may subject the tendering shareholder to 31 percent federal income tax withholding on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, thereafter the Depositary will withhold 31 percent on all such payments of the purchase price until a TIN is provided to the Depositary.

                           IMPORTANT TAX INFORMATION

    Under the federal tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, the shareholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit to the Depositary a properly completed Internal Revenue Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instruction.

    If backup withholding applies, the Depositary is required to withhold
31 percent of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made to a shareholder or other payee with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDINGS OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                           (800) 322-2885 (toll free)

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
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                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than account indicated above.
  Issue:  / / Check  / / Certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                 (ZIP CODE)

  ____________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
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                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that below.

  Mail:  / / Check  / / Certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

  ____________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
-------------------------------------------------

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                             SHAREHOLDER SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

 ______________________________________________________________________________

 ______________________________________________________________________________
                         SIGNATURE(S) OF SHAREHOLDER(S)

 Dated: _________________________________________________________________, 2000

 (Must be signed by registered holder(s) exactly as name(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other person(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Name(s): _____________________________________________________________________

  _____________________________________________________________________________
                                 (PLEASE PRINT)
                                  Capacity (Full Title): ______________________

 Address: _____________________________________________________________________

  _____________________________________________________________________________
                                                                 (ZIP CODE)

 Area Code and Tel. No.: ______________________________________________________
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                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)
 Authorized
 Signature: ___________________________________________________________________

 Name: ________________________________________________________________________
                                 (PLEASE PRINT)

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                                                                 (ZIP CODE)

 Area Code and Tel. No.: ______________________________________________________

 Dated: _______________________________________________________________________
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                        PAYER'S NAME: LASALLE BANK, N.A.
                              (SEE INSTRUCTION 10)


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SUBSTITUTE                                   Part 1--PLEASE PROVIDE YOUR TIN      Social Security Number(s)
FORM W-9                                     IN THE BOX AT RIGHT AND CERTIFY      OR -------------------
Department of the Treasury                   BY SIGNING AND DATING BELOW          Employer Identification Number
Internal Revenue Service
                                             -----------------------------------------------------------------
Payer's Request for Taxpayer                 PART 2--
Identification Number (TIN)                  Certification--Under penalties of perjury, I certify that:
                                             (1) The number shown on this form is my correct Taxpayer Identification
                                                 Number (or I am waiting for a number to be issued to me) and
                                             (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                             -----------------------------------------------------------------
                                             CERTIFICATION INSTRUCTIONS--You      PART 3--
                                             must cross out item (2) above        AWAITING TIN / /
                                             if you have been notified by
                                             the IRS that you are subject to
                                             backup withholding because of
                                             underreporting interest or
                                             dividends on your tax return.
                                             However, if after being
                                             notified by the IRS that you
                                             were subject to backup
                                             withholding you received
                                             another notification from the
                                             IRS that you are no longer
                                             subject to backup withholding,
                                             do not cross out item (2).

                                             SIGNATURE: -----------------
                                             DATE: ------------------------
-------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9
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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty
(60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________________________ ________________________________

               Signature                           Date

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